UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

Zai Lab Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor Pudong Shanghai, China	201210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86 21 2163 2588

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing one ordinary share, par value $0.00006 per share	ZLAB	The Nasdaq Global Market
Ordinary shares, par value $0.0001 per share*	9688	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American depositary shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Domestic Issuer Status

As of June 30, 2020, the last business day of the second quarter of Zai Lab Limited (the “Company”), the Company determined that it no longer qualified as a foreign private issuer. As a result, effective January 1, 2021, the Company is required to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission (the “SEC”), which are more detailed and extensive in certain respects. In addition, the Company is required to comply with U.S. proxy requirements. The Company is also no longer eligible to rely upon exemptions from corporate governance requirements that are available to foreign private issuers or to benefit from other accommodations for foreign private issuers under the rules of the SEC or the Nasdaq. The Company’s next Annual Report for the year ended December 31, 2020 will be filed as a domestic issuer, on Form 10-K.

Disclosure Channels to Disseminate Information

Investors and others should note that the Company may announce material information about its finances, product candidates, clinical trials and other matters to its investors using its investor relations website (http://www.zailaboratory.com/in1/index.aspx) in addition to SEC filings, press releases, public conference calls and webcasts. The Company uses these channels to communicate with the Company’s shareholders and the public about the Company and other issues. It is possible that the information the Company posts on these channels could be deemed to be material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it posts on the Company’s investor relations website (referenced above) in addition to following its press releases, SEC filings, public conference calls, and webcasts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zai Lab Limited

By:	/s/ Billy Cho
Name:	Billy Cho
Title:	Chief Financial Officer

Date: January 4, 2021